UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             _______________________

       Date of Report (Date of earliest event reported): December 17, 2004

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Washington                    000-29829                91-1815009
(State or other jurisdiction          (SEC File Number)        (IRS Employer
of incorporation or organization)                            Identification No.)


                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

            On December 17, 2004, Pacific Financial Corporation announced that its board of directors has declared a cash dividend of $1.44 per share to all shareholders of record as of December 31, 2004. The dividend is payable on or before January 7, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  December 17, 2004                 By:   /s/ John Van Dijk
                                                --------------------------------
                                                John Van Dijk
                                                Executive Vice President
                                                and Chief Financial Officer




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